Exhibit A
JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)
The undersigned hereby acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate. This agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.
Date: August 18, 2008.

CBAY INC.
By:	/s/ Venu Raman Kumar
	Name:	Venu Raman Kumar
	Title:	Vice Chairman and CEO

CBAYSYSTEMS HOLDINGS LIMITED
By:	/s/ Venu Raman Kumar
	Name:	Venu Raman Kumar
	Title:	Vice Chairman and CEO

S.A.C. PEI CB INVESTMENT, L.P. By: S.A.C. PEI CB Investment GP, Limited, its general partner
By:	/s/ Peter Nussbaum
	Name:	Peter Nussbaum
	Title:	Authorized Signatory

S.A.C. PEI CB INVESTMENT GP, LIMITED
By:	/s/ Peter Nussbaum
	Name:	Peter Nussbaum
	Title:	Authorized Signatory

S.A.C. PRIVATE EQUITY INVESTORS, L.P. By: S.A.C. Private Equity GP, L.P., its general partner By: S.A.C. Capital Management, LLC, its general partner
By:	/s/ Peter Nussbaum
	Name:	Peter Nussbaum
	Title:	Authorized Signatory

S.A.C. PRIVATE EQUITY GP, L.P. By: S.A.C. Capital Management, LLC, its general partner
By:	/s/ Peter Nussbaum
	Name:	Peter Nussbaum
	Title:	Authorized Signatory

S.A.C. Capital Management, LLC
By:	/s/ Peter Nussbaum
	Name:	Peter Nussbaum
	Title:	Authorized Signatory

STEVEN A. COHEN
By:	/s/ Peter Nussbaum
	Name:	Peter Nussbaum
	Title:	Authorized Signatory

2